SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               November 16, 2005
          ------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                       Hayes Lemmerz International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     000-50303                32-0072578
---------------------------------  ------------------------- -----------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)

               15300 Centennial Drive, Northville, Michigan 48167
               --------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (734) 737-5000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Other Events.

         In connection with a Registration Rights Agreement dated as of July 1, 2004, by and between Hayes Lemmerz International, Inc., a Delaware corporation (the "Company) and AP Wheels, LLC, a Delaware limited liability company (the "Selling Stockholder"), a copy of which was previously filed with the Securities and Exchange Commission ("SEC") on September 8, 2004, the Company filed a Registration Statement on Form S-3 with the SEC on May 19, 2005 (the "Registration Statement"), with respect to up to 3,469,567 shares of common stock, par value $0.01 per share (the "Shares"), of the Company beneficially owned by the Selling Stockholder.

         Pursuant to the Registration Rights Agreement, the Company agreed to use its best efforts to keep the Registration Statement effective under the Securities Act of 1933 (the "Securities Act") until November 16, 2005 or such shorter period that all of the Shares registered thereby were distributed. Subject to the terms of the Registration Rights Agreement, the Company has extended the period during which it will use its best efforts to keep the Registration Statement effective under the Securities Act until January 16, 2006, or such shorter period that all of the Shares registered thereby have been distributed. Pursuant to the Registration Rights Agreement, the Company is permitted to delay the sale of Shares by the Selling Stockholder for a period up to ninety days if the Board of Directors of the Company determines in good faith that proceeding with the offering would have a material adverse effect on the Company, or, during the pendency of a transaction that the Board of Directors determines in good faith is material to the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HAYES LEMMERZ INTERNATIONAL, INC.


                                         By:  /s/  Patrick C. Cauley
                                              ---------------------------------
                                              Patrick C. Cauley
                                              Vice President, General Counsel
                                                and Secretary

Dated: November 16, 2005